Goldman Sachs Funds

STRATEGIC GROWTH FUND

Annual Report August 31, 2000

Long-term capital growth

potential from a diversified

portfolio of equity securities.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Market Overview

Dear Shareholder:

During the period under review the financial markets experienced a dramatic increase in volatility. However, investors who stayed the course were generally rewarded for their disciplined approach, as many sectors of the market generated solid returns.

      Market Review: Increased Volatility and a Dramatic Correction —For the one-year reporting period that ended August 31, 2000, the U.S. stock market, as measured by the S&P 500 Index, appreciated 16.32%. However, this masked the volatile nature of the market. During the first half of the reporting period the markets rose, however the vast majority of the gains were generated by large cap growth and technology-related stocks. Then, in mid-March, the markets abruptly corrected due to continued strong economic growth, inflationary pressures and rising interest rates.

      While a range of stocks were negatively impacted by the correction, technology issues experienced the brunt of the decline. At one point the technology-heavy Nasdaq composite was down 37% from its peak. While the Nasdaq posted a one-year return of 45.93% for the period ended August 31, 2000, this was largely due to the strong performance of technology stocks late in 1999 and in the summer of 2000. However, by the end of the reporting period the Nasdaq was still off 19% from its peak. In contrast, the S&P 500 Index, which also fell during the middle of the period, recovered to the point that it was again nearing its record high by the end of August.

      Indications of Slower Economic Growth — After a series of six short-term interest rate hikes by the Federal Reserve Board (the “Fed”) to slow economic growth, the economy finally began to show signs of moderating during the summer. As such, the Fed left rates unchanged during both its June and August meetings. With the presidential election nearing, it’s now unlikely that the Fed will move to raise rates again before year-end.

      Market Outlook: More Moderate Growth — Looking ahead, we remain cautiously optimistic about the near term prospects for the U.S equity market. Reasonable growth in the U.S., stronger demand growth outside of the U.S. (particularly in Asia), and continued productivity gains would be a combination of factors that would be quite beneficial to equities. However, we do not anticipate the 20-30% gains the stock market has provided over the past several years. As such, we believe it’s important for investors to maintain realistic expectations about their investment returns, and to maintain a long-term focus for their portfolios.

      As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

      Sincerely,

David B. Ford	David W. Blood
Co-Head, Goldman Sachs Asset Management	Co-Head, Goldman Sachs Asset Management

September 15, 2000

GOLDMAN SACHS STRATEGIC GROWTH FUND

Fund Basics

as of August 31, 2000

      NASDAQ SYMBOLS

PERFORMANCE REVIEW

August 31, 1999–August 31, 2000	Fund Total Return (without sales charge)[1]	S&P 500 Index[2]

Class A	24.46%	16.32%
Class B	23.51	16.32
Class C	23.58	16.32
Institutional	24.93	16.32
Service	24.45	16.32

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/00	Class A	Class B	Class C	Institutional	Service

One Year	9.04%	9.41%	13.59%	15.83%	15.34%
Since Inception	13.32	14.80	18.53	19.69	19.24
(5/24/99)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/00

Holding	% of Total Net Assets	Line of Business

General Electric Co.	4.2%	Financial Services
Intel Corp.	3.6	Semiconductors
Pfizer, Inc.	3.5	Drugs
Cisco Systems	3.4	Computer Hardware
The AES Corp.	2.8	Electrical Utilities
Microsoft Corp.	2.8	Computer Software
Citigroup, Inc.	2.5	Banks
AT&T Corp – Liberty Media Corp.	2.3	Media
Time Warner, Inc.	2.3	Media
Bristol-Meyers Squibb Co.	2.2	Drugs

The top 10 holdings may not be representative of the Fund’s future investments.

1

GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Strategic Growth Fund for the one year period that ended August 31, 2000.

Performance Review

Over the one-year period that ended August 31, 2000, the Fund’s Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of 24.46%, 23.51%, 23.58%, 24.93%, and 24.45%, respectively. These results compare very favorably to the Fund’s benchmark, the S&P 500 Index, which generated a cumulative total return of 16.32%.

Portfolio Composition

The Strategic Growth Fund invests primarily in larger cap growth stocks. More specifically, we focus the portfolio on high quality growth companies with dominant market share, pricing control, recurring revenue streams, and free cash flow. This portfolio is more selective and focused than many mutual funds, as we typically hold between 55 and 75 holdings.

The Fund’s absolute and relative performance was strong, as it occurred during a period when investors generally favored large-cap growth, and in particular, technology stocks. Our selective positions in the technology sector enhanced returns, and we were able to avoid some of the volatility that occurred during the period.

Portfolio Highlights

  Nabisco Group Holdings — Nabisco moved up significantly when it was announced that another Fund holding, Philip Morris would purchase the company. This transaction will fill a gap in Philip Morris’s vast Kraft Foods area, bolstering the company as the world’s second largest food company.
  Pfizer Inc. — Our holding in Pfizer performed well, as the U.S. Federal Trade Commission voted to approve its purchase of Warner-Lambert (also a holding). We believe this merger will position the combined company (now known as Pfizer) with the industry’s deepest pipeline and largest research and development budget.
  Viacom Inc. — Our holding in CBS, now known as Viacom after the two companies completed its merger, was another strong contributor to performance. We believe the new company has dominant positions in two of the fastest-growing segments of media: radio and cable programming.

2

GOLDMAN SACHS STRATEGIC GROWTH FUND

GROWTH INVESTMENT PROCESS

Our approach to growth investing is based on a consistent style that has been applied over the past 19 years.

Strong Growth Characteristics

Growth companies have earnings expectations that exceed those of the stock market as a whole. We search for growth companies with:

  Favorable financial characteristics
  High returns on invested capital
  Dominant market share for core service or product
  Recurring revenue streams
  Solid brand franchises
  Management committed to maximizing shareholder returns

Result

A diversified portfolio of stocks with strong long-term growth potential.

Portfolio Outlook

While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we own — based on the criteria mentioned above — will withstand even an uncertain market environment.

Goldman Sachs Equity Investment Team

New York
September 15, 2000

3

GOLDMAN SACHS STRATEGIC GROWTH FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart?

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.’s Global Investment Research Department.

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

4

GOLDMAN SACHS STRATEGIC GROWTH FUND
Performance Summary
August 31, 2000

The following graph shows the value as of August 31, 2000, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Strategic Growth Fund. For comparative purposes, the performance of the Fund’s benchmark (S&P 500 Index), with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

Strategic Growth Fund’s Lifetime Performance

Growth of a $10,000 Investment, May 24, 1999 to August 31, 2000.

Class A Shares
S&P 500 Index
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$11,834
$11,551
5/24/99
5/99
8/99
11/99
2/00
5/00
8/00

Average Annual Total Return through August 31, 2000	Since Inception	One Year

Class A (commenced May 24, 1999)
Excluding sales charges	19.25%	24.46%
Including sales charges	14.10%	17.56%

Class B (commenced May 24, 1999)
Excluding contingent deferred sales charges	18.35%	23.51%
Including contingent deferred sales charges	15.35%	18.51%

Class C (commenced May 24, 1999)
Excluding contingent deferred sales charges	18.50%	23.58%
Including contingent deferred sales charges	18.50%	22.58%

Institutional Class (commenced May 24, 1999)	19.71%	24.93%

Service Class (commenced May 24, 1999)	19.25%	24.45%

GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stocks – 94.5%

Banks – 5.1%
60,467	Citigroup, Inc.	$ 3,529,742
26,300	State Street Corp.	3,096,825
11,200	Wells Fargo & Co.	483,700

		7,110,267

Chemicals – 0.7%
8,192	E.I. du Pont de Nemours & Co.	367,616
6,800	Minnesota Mining & Manufacturing Co.	632,400

		1,000,016

Computer Hardware – 7.5%
70,000	Cisco Systems, Inc.*	4,803,750
27,600	EMC Corp.*	2,704,800
23,200	Sun Microsystems, Inc.*	2,944,950

		10,453,500

Computer Software – 6.6%
10,500	CheckFree Corp.*	544,031
15,000	International Business Machines, Inc.	1,980,000
56,300	Microsoft Corp.*	3,930,444
29,800	Oracle Corp.*	2,709,937

		9,164,412

Department Store – 1.5%
45,400	Wal-Mart Stores, Inc.	2,153,663

Drugs – 8.6%
19,300	American Home Products Corp.	1,045,819
5,700	Amgen, Inc.*	432,131
58,600	Bristol-Myers Squibb Co.	3,105,800
11,500	Eli Lilly & Co.	839,500
7,500	Merck & Co., Inc.	524,063
113,050	Pfizer, Inc.	4,889,412
28,000	Schering-Plough Corp.	1,123,500

		11,960,225

Electrical Equipment – 5.2%
6,800	Corning, Inc.	2,229,975
29,500	Lucent Technologies, Inc.	1,233,469
37,700	Nortel Networks Corp.	3,074,906
11,500	QUALCOMM, Inc.*	688,562

		7,226,912

Electrical Utilities – 2.9%
62,400	The AES Corp.*	3,978,000

Energy Resources – 0.7%
11,000	Exxon Mobil Corp.	897,875

Entertainment – 2.6%
17,800	The Walt Disney Co.	693,087
43,650	Viacom, Inc. Class B*	2,938,191

		3,631,278

Shares	Description	Value

Common Stocks – (continued)

Financial Services – 8.5%
48,400	Federal Home Loan Mortgage Corp.	$ 2,038,850
38,700	Federal National Mortgage Assn.	2,080,125
99,200	General Electric Co.	5,821,800
55,300	MBNA Corp.	1,952,781

		11,893,556

Food & Beverage – 3.5%
26,000	Nabisco Group Holdings Corp.	729,625
29,000	PepsiCo., Inc.	1,236,125
30,800	The Coca-Cola Co.	1,620,850
17,300	Wm. Wrigley Jr. Co.	1,281,281

		4,867,881

Home Products – 3.5%
26,400	Avon Products, Inc.	1,034,550
40,200	Colgate-Palmolive Co.	2,047,687
28,766	Energizer Holdings, Inc.*	568,129
11,000	The Gillette Co.	330,000
14,200	The Procter & Gamble Co.	877,737

		4,858,103

Hotels – 2.0%
38,100	Harrah’s Entertainment, Inc.*	1,081,088
17,400	Marriott International, Inc.	687,300
31,800	Starwood Hotels & Resorts Worldwide, Inc. Class B	1,017,600

		2,785,988

Information Services – 2.4%
47,400	Cendant Corp.*	625,088
39,800	First Data Corp.	1,897,962
30,100	Valassis Communications, Inc.*	869,138

		3,392,188

Internet – 1.7%
4,500	DoubleClick, Inc.*	183,094
5,000	S1 Corp.*	87,188
7,437	VeriSign, Inc.*	1,479,033
5,300	Yahoo!, Inc.*	643,950

		2,393,265

Life Insurance – 0.6%
36,900	MetLife, Inc.*	897,131

Media – 9.2%
38,000	A.H. Belo Corp.	726,750
151,600	AT&T Corp.-Liberty Media Corp.*	3,240,450
7,520	Clear Channel Communications, Inc.*	544,260
8,900	Comcast Corp.	331,525
29,300	EchoStar Communications Corp.*	1,428,375
13,900	Gannett Co., Inc.	787,087
24,100	General Motors Corp. Class H*	798,312
35,625	Infinity Broadcasting Corp.*	1,349,297
37,700	Time Warner, Inc.	3,223,350
11,000	Tribune Co.	392,563

		12,821,969

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Medical Products – 0.9%
14,300	Johnson & Johnson	$ 1,314,706

Oil Refining – 0.0%
3	Conoco, Inc. Class B	78

Oil Services – 1.4%
23,300	Schlumberger Ltd.	1,987,781

Property Insurance – 3.0%
33,100	Ambac Financial Group, Inc.	2,139,087
22,700	American International Group, Inc.	2,023,138

		4,162,225

Publishing – 0.6%
22,600	The New York Times Co.	885,638

Restaurants – 0.7%
32,500	McDonald’s Corp.	970,938

Security/Asset Management – 0.5%
19,600	The Charles Schwab Corp.	748,475

Semiconductors – 5.5%
67,800	Intel Corp.	5,076,525
8,100	JDS Uniphase Corp.*	1,008,323
2,000	PMC-Sierra, Inc.*	472,000
16,000	Texas Instruments, Inc.	1,071,000

		7,627,848

Specialty Retail – 3.7%
24,800	CVS Corp.	920,700
8,300	RadioShack Corp.	489,700
28,450	The Home Depot, Inc.	1,367,378
73,800	Walgreen Co.	2,426,175

		5,203,953

Telephone – 3.1%
22,431	AT&T Corp.	706,577
28,400	SBC Communications, Inc.	1,185,700
8,900	Sprint Corp.	298,150
23,352	Verizon Communications	1,018,731
29,850	WorldCom, Inc.*	1,089,525

		4,298,683

Tobacco – 0.6%
28,300	Philip Morris Cos., Inc.	838,388

Wireless – 1.7%
36,000	Crown Castle International Corp.*	1,248,750
14,900	Sprint Corp. (PCS Group)*	747,794
10,400	Vodafone Group PLC ADR	425,750

		2,422,294

TOTAL COMMON STOCKS
(Cost $117,056,949)		$131,947,236

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 2.4%

Joint Repurchase Agreement Account II ∧
$3,300,000	6.66%	09/01/2000	$ 3,300,000

TOTAL REPURCHASE AGREEMENT
(Cost $3,300,000)			$ 3,300,000

TOTAL INVESTMENTS
(Cost $120,356,949)			$135,247,236

*	Non-income producing security.

∧	Joint repurchase agreement was entered into on August 31, 2000.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS STRATEGIC GROWTH FUND

Statement of Assets and Liabilities
August 31, 2000

Assets:

Investment in securities, at value (identified cost $120,356,949)	$135,247,236
Cash	18,801
Receivables:
Fund shares sold	4,172,805
Investment securities sold	359,592
Dividends and interest	65,873
Reimbursement from adviser	57,672
Other assets	149

Total assets	139,922,128

Liabilities:

Payables:
Amounts owed to affiliates	168,162
Fund shares repurchased	85,895
Accrued expenses and other liabilities	48,763

Total liabilities	302,820

Net Assets:

Paid-in capital	125,351,314
Accumulated net realized loss from investment transactions	(622,293)
Net unrealized gain on investments	14,890,287

NET ASSETS	$139,619,308

Net asset value, offering and redemption price per share: (a)
Class A	$12.52
Class B	$12.40
Class C	$12.42
Institutional	$12.58
Service	$12.52

Shares outstanding:
Class A	7,368,679
Class B	1,382,482
Class C	586,685
Institutional	1,821,463
Service	150

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	11,159,459

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $13.25. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Operations
For the Year Ended August 31, 2000
Investment income:

Dividends (a)	$ 506,392
Interest	227,020

Total income	733,412

Expenses:

Management fees	774,259
Distribution and Service fees (b)	289,757
Transfer Agent fees (c)	125,983
Professional fees	48,433
Custodian fees	22,363
Registration fees	7,623
Trustee fees	7,508
Other	61,613

Total expenses	1,337,539

Less — expense reductions	(144,435)

Net expenses	1,193,104

NET INVESTMENT LOSS	(459,692)

Realized and unrealized gain (loss) on investment transactions:

Net realized loss from investment transactions	(548,651)
Net change in unrealized loss on investments	15,194,104

Net realized and unrealized gain on investment transactions	14,645,453

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,185,761

(a)	Foreign taxes withheld on dividends were $360.
(b)	Class A, Class B and Class C had Distribution and Service fees of $114,555, $117,536 and $57,666, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $87,060, $22,332, $10,957, $5,633 and $1, respectively.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS STRATEGIC GROWTH FUND
Statements of Changes in Net Assets
	For the Year Ended August 31, 2000	For the Period Ended August 31, 1999 (a)

From operations:

Net investment loss	$ (459,692)	$ (2,481)
Net realized loss from investment transactions	(548,651)	(73,642)
Net change in unrealized loss on investments	15,194,104	(303,817)

Net increase (decrease) in net assets resulting from operations	14,185,761	(379,940)

Distributions to shareholders:

From net investment income
Class A Shares	(1,011)	—
Institutional Shares	(1,164)	—

Total distributions to shareholders	(2,175)	—

From share transactions:

Proceeds from sales of shares	120,078,710	22,791,501
Reinvestment of dividends and distributions	1,911	—
Cost of shares repurchased	(16,779,719)	(276,741)

Net increase in net assets resulting from share transactions	103,300,902	22,514,760

TOTAL INCREASE	117,484,488	22,134,820

Net assets:

Beginning of year	22,134,820	—

End of year	$139,619,308	$22,134,820

Accumulated undistributed net investment income	$ —	$ 2,182

(a)	Commencement date of operations was May 24, 1999 for all share classes.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS STRATEGIC GROWTH FUND

Notes to Financial Statements
August 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $120,992,776. Accordingly, the gross unrealized gain on investments was $21,234,665 and the gross unrealized loss on investments was $6,980,205 resulting in a net unrealized gain of $14,254,460.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Notes to Financial Statements (continued)
August 31, 2000
2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

F.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.00% of the average daily net assets of the Fund. For the year ended August 31, 2000, the adviser reimbursed approximately $140,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction of the Fund’s expenses. For the year ended August 31, 2000, Custody fee reductions amounted to approximately $4,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

GOLDMAN SACHS STRATEGIC GROWTH FUND

3. AGREEMENTS (continued)

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $674,000 for the year ended August 31, 2000.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $111,000, $39,000 and $18,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the year ended August 31, 2000, were $112,547,871 and $14,265,061, respectively.
For the year ended August 31, 2000, Goldman Sachs earned approximately $1,000 of brokerage commissions for portfolio transactions.

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

        Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the
Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At August 31, 2000, there were no open written option contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial 4.  PORTFOLIO SECURITIES TRANSACTIONS (continued)

reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss. At August 31, 2000, there were no open futures contracts.

5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At August 31, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $3,300,000 in principal amount. At August 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

ABN/AMRO, Inc.	$ 814,100,000	6.66%	09/01/2000	$ 814,100,000	$ 814,250,608

Banc of America Securities LLC	900,000,000	6.67	09/01/2000	900,000,000	900,166,750

Barclays Capital Inc.	500,000,000	6.67	09/01/2000	500,000,000	500,092,639

Bear Stearns Companies, Inc.	300,000,000	6.67	09/01/2000	300,000,000	300,055,583

Chase Securities, Inc.	450,000,000	6.67	09/01/2000	450,000,000	450,083,375

Donaldson, Lufkin & Jenrette, Inc.	1,000,000,000	6.67	09/01/2000	1,000,000,000	1,000,185,278

J.P. Morgan & Co., Inc.	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

Morgan Stanley Dean Witter & Co.	750,000,000	6.65	09/01/2000	750,000,000	750,138,542

Morgan Stanley Dean Witter & Co.	300,000,000	6.60	09/01/2000	300,000,000	300,055,000

UBS Warburg LLC	800,000,000	6.65	09/01/2000	800,000,000	800,147,778

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$6,614,100,000	$6,615,323,331

GOLDMAN SACHS STRATEGIC GROWTH FUND

7. CHANGE IN ACCOUNTANTS

On October 26, 1999, the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999, Arthur Andersen LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

8. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund has reclassified $459,685 from paid-in capital to accumulated net investment loss. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Notes to Financial Statements (continued)
August 31, 2000
9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended August 31, 2000
	Shares	Dollars

Class A Shares
Shares sold	6,980,953	$ 81,208,797
Reinvestments of dividends and distributions	65	749
Shares repurchased	(643,589)	(7,592,195)

	6,337,429	73,617,351

Class B Shares
Shares sold	1,151,624	12,874,188
Reinvestments of dividends and distributions	—	—
Shares repurchased	(107,170)	(1,253,024)

	1,044,454	11,621,164

Class C Shares
Shares sold	458,422	5,048,001
Reinvestments of dividends and distributions	—	—
Shares repurchased	(109,451)	(1,260,537)

	348,971	3,787,464

Institutional Shares
Shares sold	1,779,701	20,947,724
Reinvestments of dividends and distributions	101	1,162
Shares repurchased	(552,466)	(6,673,963)

	1,227,336	14,274,923

Service Shares
Shares sold	—	—
Reinvestments of dividends and distributions	—	—
Shares repurchased	—	—

	—	—

NET INCREASE	8,958,190	$ 103,300,902

GOLDMAN SACHS STRATEGIC GROWTH FUND
9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the period ended August 31, 1999 (a)
	Shares	Dollars

Class A Shares
Shares sold	1,045,628	$10,768,656
Shares repurchased	(14,378)	(145,441)

	1,031,250	10,623,215

Class B Shares
Shares sold	351,153	3,596,720
Shares repurchased	(13,125)	(131,280)

	338,028	3,465,440

Class C Shares
Shares sold	237,714	2,435,565
Shares repurchased	—	—

	237,714	2,435,565

Institutional Shares
Shares sold	594,129	5,989,060
Shares repurchased	(2)	(20)

	594,127	5,989,040

Service Shares
Shares sold	150	1,500
Shares repurchased	—	—

	150	1,500

NET INCREASE	2,201,269	$22,514,760

(a)	Commencement date of operations was May 24, 1999 for all share classes.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period
		Income from investment operations

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain	Total income from investment operations

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$10.06	$(0.06	) (c)	$2.52	$2.46
2000 - Class B Shares	10.04	(0.14	) (c)	2.50	2.36
2000 - Class C Shares	10.05	(0.14	) (c)	2.51	2.37
2000 - Institutional Shares	10.07	(0.01	) (c)	2.52	2.51
2000 - Service Shares	10.06	(0.04	) (c)	2.50	2.46

FOR THE PERIOD ENDED AUGUST 31,

1999 - Class A Shares (commenced May 24)	10.00	—		0.06	0.06
1999 - Class B Shares (commenced May 24)	10.00	(0.03	) (c)	0.07	0.04
1999 - Class C Shares (commenced May 24)	10.00	(0.03	) (c)	0.08	0.05
1999 - Institutional Shares (commenced May 24)	10.00	0.01		0.06	0.07
1999 - Service Shares (commenced May 24)	10.00	(0.01)		0.07	0.06

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets	Portfolio turnover rate

$12.52	24.46%	$92,271	1.44%		(0.50)%		1.63%		(0.69)%	19.28%
12.40	23.51	17,149	2.19		(1.24)		2.38		(1.43)	19.28
12.42	23.58	7,287	2.19		(1.24)		2.38		(1.43)	19.28
12.58	24.93	22,910	1.04		(0.09)		1.23		(0.28)	19.28
12.52	24.45	2	1.54		(0.35)		1.73		(0.54)	19.28

10.06	0.60	10,371	1.44	(b)	(0.17	) (b)	11.70	(b)	(10.43) (b)	6.98
10.04	0.40	3,393	2.19	(b)	(0.97	) (b)	12.45	(b)	(11.23) (b)	6.98
10.05	0.50	2,388	2.19	(b)	(0.99	) (b)	12.45	(b)	(11.25) (b)	6.98
10.07	0.70	5,981	1.04	(b)	0.24	(b)	11.30	(b)	(10.02) (b)	6.98
10.06	0.60	2	1.54	(b)	(0.24	) (b)	11.80	(b)	(10.50) (b)	6.98

Goldman Sachs Trust — Strategic Growth Fund — Tax Information (unaudited)

        For the tax year ended August 31, 2000, 100% of the dividends paid from net investment company taxable income by the Strategic Growth Fund qualify for the dividends received deduction available to corporations.

GOLDMAN SACHS STRATEGIC GROWTH FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Strategic Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Strategic Growth Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the period ended August 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

GOLDMAN SACHS FUND PROFILE

Goldman Sachs Strategic Growth Fund

An Investment Idea for the Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

Goldman Sachs Strategic Growth Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth, primarily through a diversified portfolio of equity securities with long-term capital appreciation potential.

Target Your Needs

The Goldman Sachs Strategic Growth Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

To learn more about the Goldman Sachs Strategic Growth Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES

Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS

Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Strategic Growth Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2000 / 00-1383

STGRAR / 11K / 10-00